UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 23, 2016
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LA JOLLA PHARMACEUTICAL COMPANY
(Exact name of registrant as specified in its charter)
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California	1-36282	33-0361285
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10182 Telesis Court, 6th Floor, San Diego, California 92121
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (858) 207-4264
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 23, 2016, La Jolla Pharmaceutical Company (the “Company”) held its 2016 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company's shareholders approved and adopted an amendment to the Company’s 2013 Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock authorized for issuance thereunder. The amendment to the Plan was previously approved by the Company’s Board of Directors.

A copy of the Plan was included as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 22, 2016 (the “Proxy Statement”) in connection with the solicitation of proxies for the Annual Meeting. The terms of the Plan are hereby incorporated by reference herein.

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Annual Meeting, the Company’s shareholders voted on the following proposals: (i) election of five directors to serve until the Company’s 2017 Annual Meeting of Shareholders; (ii) ratification of Squar Milner LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016; (iii) approval of an amendment to the Company’s 2013 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder; and (iv) approval of an advisory (non-binding) vote on executive compensation.

The number of issued and outstanding shares of common stock at the close of business on July 11, 2016, the record date for eligibility to vote at the Annual Meeting, was 18,254,009. The number of shares of common stock present in person or represented by valid proxy at the Annual Meeting was 15,764,316. All matters submitted to a vote of the Company's shareholders at the Annual Meeting were approved, and all director nominees were elected.

The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to each matter voted upon at the Annual Meeting are set forth below:

(i) Election of Five Directors.

Director Nominee	Votes For	Votes Withheld
George F. Tidmarsh, M.D., Ph.D.	13,561,748	101,016
Kevin C. Tang	13,547,354	115,410
Laura L. Douglass	11,524,172	2,138,592
Craig A. Johnson	12,534,052	1,128,712
Robert H. Rosen	13,579,415	83,349

There were 2,101,552 broker non-votes regarding the election of directors.

(ii) Ratification of Squar Milner LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016.

Shareholders of the Company ratified the appointment of Squar Milner LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016.

The results of the voting on this proposal were: 15,736,391 votes for, 14,905 votes against and 13,020 votes abstained. There were no broker non-votes regarding this proposal.

(iii) Approval of an amendment to the Company's 2013 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder.

Shareholders of the Company approved an amendment to the Company’s 2013 Equity Incentive Plan to increase the number of shares that are available for issuance.

The results of the voting on this proposal were: 8,444,398 votes for, 4,714,228 votes against and 504,138 votes abstained. There were 2,101,552 broker non-votes regarding this proposal.

(iv) Approval of advisory (non-binding) vote on executive compensation.

Shareholders of the Company approved an advisory (non-binding) vote on executive compensation.

The results of the voting on this proposal were: 7,561,208 votes for, 5,597,131 votes against and 504,425 votes abstained. There were 2,101,552 broker non-votes regarding this proposal.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

La Jolla Pharmaceutical Company

Date:	August 26, 2016	/s/ George F. Tidmarsh
George F. Tidmarsh, M.D., Ph.D.
President and Chief Executive Officer